Exhibit 99.1

Georgia-Pacific Mt. Holly LLC

(A Business of Georgia-Pacific LLC)

Combined Financial Statements

For the Year Ended December 31, 2020

Georgia-Pacific Mt. Holly LLC

(A Business of Georgia-Pacific LLC)

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Managers
Georgia-Pacific Mt. Holly LLC

We have audited the accompanying combined financial statements of Georgia-Pacific Mt. Holly LLC (as defined in Note 1), which comprise the combined balance sheet as of December 31, 2020, and the related combined statement of operations, statement of equity, statement of cash flows, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Georgia-Pacific Mt. Holly LLC as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Atlanta, Georgia

June 28, 2021

GEORGIA-PACIFIC MT. HOLLY LLC

(A Business of Georgia-Pacific LLC)

Combined Balance Sheet

As of December 31, 2020

(Dollars in thousands)

	Notes	2020
ASSETS
Current assets:
Accounts receivable, net	2	$11,197
Inventories	3	7,479
Other current assets	4	2,157
Total current assets		20,833
Property, plant and equipment, net	5	94,456
Goodwill	6	20,057
Total assets		$135,346
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	8	$5,485
Other current liabilities		1,467
Total current liabilities		6,952
Other liabilities		156
Deferred income taxes		13,903
Total liabilities		21,011
Parent company net investment		114,335
Total liabilities and Parent company net investment		$135,346

The accompanying notes are an integral part of the combined financial statements.

GEORGIA-PACIFIC MT. HOLLY LLC

(A Business of Georgia-Pacific LLC)

Combined Statement of Operations

For the Year Ended December 31, 2020

(Dollars in thousands)

	Notes	2020
Sales and operating revenues	9	$101,169
Costs and operating expenses
Cost of sales	10	75,236
Selling, general and administrative	1, 8	9,879
Depreciation	5	5,261
Loss on sale of assets		545
Total costs and operating expenses		90,921
Income from operations		10,248
Other expense, net		(123)
Income before taxes		10,125
Income tax expense	7	3,061
Net income		$7,064

The accompanying notes are an integral part of the combined financial statements.

GEORGIA-PACIFIC MT. HOLLY LLC

(A Business of Georgia-Pacific LLC)

Combined Statement of Equity

For the Year Ended December 31, 2020

(Dollars in thousands)

2020
January 1, 2020	$116,637
Net income	7,064
Net transfer to Parent	(9,366)
December 31, 2020	$114,335

The accompanying notes are an integral part of the combined financial statements.

GEORGIA-PACIFIC MT. HOLLY LLC

(A Business of Georgia-Pacific LLC)

Combined Statement of Cash Flow

For the Year Ended December 31, 2020

(Dollars in thousands)

2020
Cash flows from operating activities
Net income	$7,064
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,261
Deferred tax provision	770
Other	544
Net change in operating assets and liabilities
Accounts receivable	69
Inventories	2,370
Accounts payable	(325)
Other working capital	334
Change in other assets and other liabilities	(3,316)
Net cash provided by operating activities	12,771
Cash flows from investing activities
Capital expenditures	(3,405)
Net cash used in investing activities	(3,405)
Cash flows from financing activities
Net transfers to Parent Company	(9,366)
Net cash used in financing activities	(9,366)
Net change in cash and cash equivalents	—
Cash and cash equivalents, beginning of year	—
Cash and cash equivalents, end of year	$—

Supplemental disclosure of cash flow information:
Income tax paid	$2,005

The accompanying notes are an integral part of the combined financial statements.

GEORGIA-PACIFIC MT. HOLLY LLC

(A Business of Georgia-Pacific LLC)

Notes to Combined Financial Statements

NOTE 1. FORMATION AND BASIS OF PRESENTATION

Georgia-Pacific Mt. Holly LLC (the "Business" or "Mt. Holly") is a wholly-owned business of Georgia-Pacific LLC, a Delaware limited liability company ("Georgia-Pacific", "GP" or the "Parent"). The Parent is a wholly-owned subsidiary of Koch Industries, Inc. ("Koch" or "KII").

Description of the Business

The Business is part of the non-wovens industry and manufactures airlaid substrate used in everyday applications like wipers, baby wipes, napkins, and medical applications. The products are composed of fluff pulp, synthetic fibers, latex binders, and natural binders combined in a web using air instead of water.

The non-wovens industry refers to a manufacturing process where fibers are laid on top of one another or integrated with a method other than using a fiber loom. Non-wovens can be broken down into two major segments: disposable and durable products.

The Business consists of a nonwovens manufacturing facility located in Mt. Holly, North Carolina and research and development pilot center located in Memphis, Tennessee.

On January 5, 2021, Georgia-Pacific entered into a binding Share Purchase Agreement with Glatfelter Corporation which contemplates the purchase of substantially all of the assets used in Georgia-Pacific's non-wovens business, including the manufacturing assets, research and development assets, and business employees. The research and development pilot center in Memphis have been purchased and the buildings have been leased from GP Cellulose to Glatfelter Corporation.

Basis of Presentation and Combination

The accompanying combined financial statements of the Business are presented in accordance with United States ("US") generally accepted accounting principles ("GAAP"). The Business is an integrated business of the Parent and is not a stand-alone entity. The accompanying combined financial statements have been derived from historical accounting records of the Parent. The historical operating results and cash flows of the Business may not be indicative of what they would have been had the Business been a stand-alone entity, nor are they necessarily indicative of what the operating results and cash flows may be in the future.

The Parent company net investment in the Business's operations is shown in lieu of stockholder's equity in the combined financial statements. The combined financial statements of the Business include all of the assets, liabilities, revenue, expenses, and cash flows of the Business, as well as expenses allocated deemed reasonable by management, to present the combined balance sheet, statement of operations, statement of changes in the Parent company net investment, and cash flows on a stand-alone basis. The combined financial statements only include assets and liabilities that are specifically identifiable or otherwise attributable to the Business.

Preparation of the combined financial statements included making certain adjustments necessary to reflect all costs of doing business to present the historical records on a basis as if the Business had been a separate stand-alone entity. As a result, the combined statement of operations includes allocations of certain corporate costs from the Parent incurred on its behalf, as well as division costs from the Consumer Products division within the Parent. Direct costs that are specifically identifiable to the Business have been fully reflected in the combined statement of operations and include, but are not limited to, sales and marketing, business and operation management, research and development, transportation and customer service. The remaining corporate-level and division-level costs are being allocated to the Business using a number of allocation metrics including headcount, estimated percentage of time utilized by the Business, capital employed and others. Corporate costs include finance and accounting, human resources, information technology, compliance, procurement, general counsel, and other costs. Division-level costs include general and administrative, operations, engineering, finance and accounting, human resources, information technology and other costs. The Business believes the methodologies applied for the allocation of these costs are reasonable.

The preparation of the combined financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and related footnotes. Actual results could differ from those estimates.

The Business's employees participate in defined contribution plans and defined benefit plans (the "Plans") sponsored by the Parent. These Plans have been accounted for by the Business as multi-employer plans as discussed in Note 8.

All significant intercompany accounts and transactions within the Business have been eliminated in the accompanying combined financial statements.

The Parent uses a centralized approach to cash management and financing its operations. Accordingly, cash, cash equivalents, debt, and related interest expense resulting from transactions with the Parent have not been reflected in the combined financial statements, as such transactions between the Parent and the Business are accounted for through the Parent company net investment account. See Note 8 for further discussion.

Transactions between the Parent and the Business are deemed to have been settled immediately through the Parent company net investment account. Specifically, all charges and allocations of cost for the facilities, functions, and services performed by the Parent have been deemed paid by the Business to the Parent, in cash, in the period in which the cost was recorded in the combined statement of operations. The Business reflects all intercompany transactions with the Parent as being settled at the time of the transaction in the combined statement of cash flows.

Accounting Policies

Significant accounting policies are discussed throughout the notes to the combined financial statements.

Recent Accounting Pronouncements

Adopted Pronouncements

In December 2019, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes which simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistency in application and simplification by clarifying and amending existing guidance. Most amendments within the standard are required to be applied on a prospective basis, while certain amendments must be applied on a retrospective or modified retrospective basis. The standard is effective for the Business beginning in 2022, with early adoption permitted. The Business early adopted this standard in 2020.

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other- Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement, which addresses the accounting for implementation costs for hosting arrangements that are service contracts. The Business early adopted this standard in 2020. The guidance did not have a material impact on the combined financial statements.

Pronouncements Not Yet Adopted

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) which provides temporary, optional guidance to ease the potential burden in accounting for reference rate reform as the London Interbank Offered Rate ("LIBOR") will no longer be published. The standard is available for the Business in 2020 through 2022. The Business is currently evaluating the impact of adopting this standard.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, to provide more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by reporting entities. The update replaces the incurred loss impairment methodology in current US GAAP with a methodology that reflects expected losses and requires consideration of a broader range of reasonable and supportable information to inform credit losses estimates. The guidance is effective for years beginning after December 15, 2021. Early adoption is not permitted. The Business is currently evaluating the impact of adopting this standard.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) to increase transparency and comparability of leases. The new standard establishes a right-of-use ("ROU") model that requires a lessee to record an ROU asset and lease liability for all leases with terms longer than twelve months. The standard will be effective for the Business beginning after December 15, 2021 and must be applied using a modified retrospective approach, with certain practical expedients available. Early adoption is permitted. The Business is still in the process of evaluating the impact of this new accounting guidance and is unable to reasonably determine the effect of implementing this guidance on the results of operations or cash flows at present.

NOTE 2. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net was $11,197 thousand as of December 31, 2020.

The Business believes that the carrying amounts of accounts receivable approximate fair value due to their short- term maturities.

An allowance for doubtful accounts is established based on the Business's collection experience and its assessment of the collectability of specific accounts. The Business evaluates the collectability of accounts based on a combination of factors. The allowance is adjusted when the Business becomes aware of changes in a specific customer's ability to meet its financial obligations or as a result of changes in the overall aging of accounts receivable. Accounts receivable are charged off against the allowance for doubtful accounts when it is probable that the receivable will not be recovered. No allowance existed at December 31, 2020.

Concentration of Credit Risk

The Business's top five external customers, excluding non-Business Parent facilities, accounted for 82% of sales in 2020. Two of these top customers individually accounted for 47% and 19% of sales in 2020. If any one of the Business’s significant customers reduces, delays, or cancels substantial orders for any reason, the Business’s results of operations could be negatively affected, particularly for the period in which the delay or cancellation occurs.

NOTE 3. INVENTORIES

Inventories are valued at the lower of cost or market ("LCM") and are summarized as follows as of December 31 (in thousands):

2020
Finished goods	$3,254
Raw materials	4,225
Total inventories	$7,479

Inventory Valuation

Inventory values include the costs of materials, labor, and manufacturing overhead. The last-in, first-out ("LIFO") method was used to determine the cost of substantially all inventories as of December 31, 2020. The cost of other inventories are determined using the first-in, first-out method or weighted-average cost.

NOTE 4. STOREROOM SUPPLIES

Storeroom supplies represent equipment spare parts used at the Business’s manufacturing locations. These supplies are valued using weighted-average cost and are expensed when consumed. Storeroom supplies are classified as current assets, as they exist for usage in current operations. Total storeroom supplies included in "Other current assets" in the accompanying combined balance sheet as of December 31, 2020 were $1,867 thousand.

NOTE 5. PROPERTY, PLANT AND EQUIPMENT

Major classes of property, plant, and equipment consisted of the following as of December 31 (in thousands):

	Estimated Useful
	Life	2020
	(in years)
Machinery and equipment	3 – 15	$81,823
Buildings	20 – 30	38,629
Construction in progress		7,977
Property, plant and equipment, at cost		128,429
Accumulated depreciation		(33,973)
Property, plant and equipment, net		$94,456

Replacements of major units of equipment are capitalized, and the replaced properties are retired.

Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. For the year ended December 31, 2020 depreciation expense was $5,261 thousand.

Upon retirement or disposition of assets, cost and accumulated depreciation are removed from the related accounts and any gain or loss is included in "Loss on sale of assets" in the accompanying combined statement of operations.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing net book value to projected future undiscounted cash flows. If undiscounted net cash flows are less than the net book value, the recognized impairment is measured by the excess net book value over fair value. Fair values are based upon appraisals or estimates of discounted future cash flows. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Business recorded no impairments of property, plant and equipment during the year ended December 31, 2020.

NOTE 6. GOODWILL

The carrying amount of goodwill was $20,057 thousand as of December 31, 2020. Goodwill pushed down from the Parent's acquisition of the Business was initially recorded at fair value and is not amortized, but is reviewed for impairment at least annually or more frequently if impairment indicators are present. In assessing the recoverability of goodwill, the Business makes estimates and assumptions about sales, margins, working capital and capital expenditure levels, growth rates and discount rates based on the Business's forecasts, plans, economic projections, anticipated future cash flows and marketplace data. The business is cyclical, and therefore, the estimates of future activities reflect estimates of the longer term business cycle. Actual results may differ materially from the estimates and assumptions made. Unexpected, significant or prolonged declines in operating results, the divestiture of a significant component, failure to execute on certain operating efficiencies or a prolonged downturn in the market could adversely impact future goodwill recoverability assessments and result in non-cash impairment charges.

When the fair value of the Business is less than the carrying amount, the Business may be required to reduce the amount of goodwill through a charge to earnings. Fair value is estimated primarily based on projected discounted cash flows. Based on the annual impairment review, no goodwill impairments were required in 2020.

NOTE 7. INCOME TAXES

The Business’s domestic operations are included in Koch's consolidated federal income tax return and consolidated returns of certain states. The Business records income tax provisions for these returns based on tax sharing agreements between the domestic operating entity and the Parent. Under the agreements, federal taxes are determined as though the domestic operations filed separate federal returns. State income taxes in jurisdictions where state returns are filed are calculated by applying the Business’s state effective tax rate to the Business’s separately identifiable taxable income from domestic operations. The domestic tax liability generated by the Business has been deemed to have been settled with the Parent in accordance with the tax sharing agreement.

Current and deferred income tax expense included in continuing operations consist of the following items for the years ended December 31 (in thousands):

2020
Total current	$2,291
Total deferred	770
Provision for income tax	$3,061

Deferred income tax liabilities and assets at December 31 are as follows (in thousands):

2020
Deferred tax liabilities	$(14,073)
Deferred tax asset	170
Less: valuation allowance	-
Net deferred tax liabilities	$(13,903)

Deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates, applicable to future years, to differences between book and tax bases of existing assets and liabilities. Changes in valuation allowances are included in the Business’s income tax provision in the period of change. In determining whether a valuation is warranted, the Business takes into account such factors as prior earnings history, expected future earnings, unsettled circumstances that, if unfavorably resolved, would adversely affect utilization of a deferred tax asset, carry-back and carry-forward periods, and tax strategies that could potentially enhance the likelihood of realization of a deferred tax asset. The material items included in the net deferred income tax liability are driven by property, plant, and equipment.

As of December 31, 2020, the Business does not have any net operating losses, capital losses, or tax credit carryforwards.

For the year ended December 31, 2020, the effective tax rate is affected by recurring items, including a reduction for tax credits and an increase in earnings taxed in states. It is also affected by items that may occur in any given year, but not consistent from year to year.

The Business continues to recognize an estimate of potential interest and penalties related to liabilities for unrecognized tax benefits in the provisions for domestic and foreign income taxes. Interest and penalties recognized are not material to the Business’s financial statements.

The Business is subject to income taxation in the United States. Unrecognized tax benefits (or tax contingency reserves) reflect the difference between positions taken or expected to be taken on income tax returns and the amounts recognized in the Financial Statements. Resolution of the related tax positions through negotiations with the relevant tax authorities or through litigation could take many years to complete. The timing of resolution on individual tax positions is difficult to predict since such timing is not entirely within the control of the Business. The Business records tax benefits for the largest amount more-likely-than-not to be sustained during an income tax audit. There are no reserves related to uncertain tax positions in the Business’s financial statements.

The Business files tax returns in the U.S. federal jurisdiction and many state jurisdictions. Koch’s U.S. federal income tax returns for years 2014 and prior have been audited and settled.  The IRS is presently auditing Koch’s 2015-2018 income tax years.

NOTE 8. RELATED-PARTY TRANSACTIONS

Historically, the Business has been managed and operated in the normal course of business with other businesses of the Parent. Accordingly, certain shared costs have been allocated to the Business and reflected as expenses in the accompanying combined financial statements. Management of the Parent and the Business consider the allocation methodologies used to be reasonable and appropriate reflections of the historical Parent expense attributable to the Business for purposes of the combined financial statements; however, the expenses reflected in the combined financial statements may not be indicative of the actual expenses that would have been incurred during the period presented if the Business historically operated as a separate, standalone business. In addition, the expenses reflected in the combined financial statements may not be indicative of related expenses that will be incurred in the future by the Business.

Cash Management and Financing

The Business participates in the Parent's centralized cash management and financing programs. Disbursements are made through centralized accounts payable systems that are operated by the Parent. Cash receipts are transferred to centralized accounts, also maintained by the Parent. As cash is disbursed and received by the Parent, it is accounted for by the Business through the Parent company's net investment account. All obligations are financed by the Parent and financing decisions for wholly- and majority-owned operations are determined by central Parent treasury operations. As a result, all principal and interest not directly attributable to the Business remains with the Parent.

Allocated Costs

The allocated corporate- and division-level costs included in "Cost of sales" and "Selling, general, and administrative" in the accompanying combined statement of operations were $11,146 thousand for the year ended December 31, 2020.

Related-Party Transactions - Parent

From time to time the Business purchases raw materials and sells products to various non-Business Parent facilities. Sales to non-Business Parent facilities in 2020 were $4,120 thousand, and purchases were $22,745 thousand. These sales and purchases are based on transfer prices in existence at the time and may or may not reflect the market value of the products, and are included in "Sales and operating revenue" and "Cost of sales" in the accompanying combined statement of operations.

The Business has a ground lease with the Parent for the land under its North Carolina facility. The rent expense was $233 thousand in 2020 and is included in "Cost of sales" in the accompanying combined statement of operations.

Related-Party Transactions - KII

From time to time the Business purchases raw materials from various subsidiaries of KII. Purchases from KII and its subsidiaries in 2020 were $369 thousand, and are included within "Cost of sales" in the accompanying combined statement of operations. Payables to KII were $96 thousand at December 31, 2020, and are included in  "Accounts payable" in the accompanying combined balance sheet.

Workers Compensation

The Parent has a high deductible workers' compensation insurance policy that limits its exposure to significant claims. Provisions for expected losses are recorded based on the Parent's estimates, on a discounted basis, of the aggregate known claims and estimated claims incurred but not reported. These estimates are based on the aggregate uninsured claims incurred using certain actuarial assumptions and loss development factors followed by the insurance industry and historical experience. The Parent and Business also have an extensive safety program in place to minimize its exposure to workers compensation losses.

The Parent purchases deductible-reimbursement insurance policies from Emerald Insurance Company, LLC, an affiliate and wholly-owned subsidiary of KII, to insure workers' compensation risk not covered by its third-party insurer. As the Business is not ultimately liable for these workers compensation claims, the accompanying combined balance sheet does not reflect any assets for policy reimbursement or liabilities for claims, only the expected losses and allocated costs of insurance are recognized. As discussed in Note 1, transactions between the Parent and the Business are deemed to have been settled immediately through the Parent company net investment account.

Defined Benefit Pension Plans

The Parent sponsors two U.S. noncontributory defined benefit pension plans in which employees of the Business participate: one covering salaried employees and the other covering hourly employees. Salaried employees and non- union hourly employees who are eligible for salaried benefits hired after January 1, 2006 do not participate in the salaried pension plan but receive additional benefits through the Parent's defined contribution plan (see section "Defined Contribution Plans" below). Salaried employees and non-union hourly employees who are eligible for salaried benefits hired before January 1, 2006 continue to accrue benefits under the salaried pension plan. Benefits under this plan primarily accumulate based upon compensation and age. Benefits under the noncontributory defined benefit pension plan for hourly employees primarily accumulate based upon years of service.

These plans are accounted for as multi-employer benefits plans in the accompanying combined financial statements and, accordingly, the combined balance sheet does not reflect any assets or liabilities related to these plans. The combined statement of operations includes expense allocations for these benefits. All funding requirements have been made by the Parent. As discussed in Note 1, transactions between the Parent and the Business are deemed to have been settled immediately through the Parent company net investment account.

Pension expense related to these plans for the year ended December 31, 2020 was $48 thousand and is included in  "Cost of Sales" in the accompanying combined statement of operations.

Defined Contribution Plans

Parent sponsors two qualified defined contribution plans to provide eligible employees with additional income upon retirement. Salaried employees and non-union hourly employees who are eligible for salaried benefits hired on or after January 1, 2006 receive an additional contribution to the salaried defined contribution plan instead of participating in the defined benefit pension plan. The Parent's contributions to the plans are based on employee contributions and compensation. Contributions for employees of the Business for the year ended December 31, 2020 were $710 thousand. As these costs are directly attributable to the Business, they are not included in the allocations in this note.

NOTE 9. SALES AND OPERATING REVENUES

Revenue Recognition

The Business recognizes revenue when performance obligations identified under the terms of contracts with its customers are satisfied. The majority of the Business's revenue is recognized at a point in time when control of the related goods is transferred to the customer. Control is transferred at the point at which the customer has the ability to direct the use of or obtain substantially all of the remaining benefits from the good or service.

For sales transactions where the Business does not control the goods during shipment, revenue is recognized at the time of shipment when control has transferred and performance obligations have been satisfied. For sales transactions where the Business controls the goods during shipment, revenue is recognized upon delivery to the customer when control has transferred.

The Business sales contracts provide customers with goods and services in exchange for consideration specified under the contracts. Expected consideration (and therefore revenue) is allocated to goods based on standalone selling price and reflects reductions for allowances, rebates, volume discounts and other incentives. The Business considers the constraint on variable consideration when recognizing revenue and recognizes revenue based on the most likely amount. The Business records taxes collected from customers on behalf of government authorities, such as sales taxes, on a net basis.

Typical payment terms for product sales range from 30 to 90 days after the Business has satisfied its performance obligation.

NOTE 10. COST AND OPERATING EXPENSES

Cost of sales consist primarily of raw materials, freight, manufacturing costs (fixed costs, variable costs, energy and utilities costs), and maintenance expenses. Fixed costs include operating employee wages, supplies, contracted services, and other miscellaneous costs necessary to operate and maintain the manufacturing facilities.

Shipping and Handling Costs

Shipping and handling costs are included within "Cost of sales" in the accompanying combined statement of operations.

Research and Development Costs

Research and development costs are expensed as incurred and are included within "Selling, general and administrative" in the accompanying combined statement of operations and totaled $1,170 thousand in 2020.

NOTE 11. SUBSEQUENT EVENTS

The Business has evaluated the events and transactions that occurred from January 1, 2021 to June 28, 2021, the date these financial statements were issued. No events occurred subsequent to the reporting date and the date these financial statements were issued that would materially impact the combined financial statements.